Exhibit 24.1

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Michael G. Rippey, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2018 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of February 2019.
Signature: /s/ John W. Somerhalder, II
Name: John W. Somerhalder, II
Title: Director

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Michael G. Rippey, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2018 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of February 2019.

Signature: /s/ Martha Z. Carnes
Name: Martha Z. Carnes
Title: Director

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Michael G. Rippey, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2018 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of February 2019.

Signature: /s/ Alvin Bledsoe
Name:     Alvin Bledsoe
Title: Director

POWER OF ATTORNEY
The undersigned, an officer and director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Michael G. Rippey, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2018 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of February 2019.

Signature: /s/ Fay West
Name: Fay West
Title: Senior Vice President
Chief Financial Officer and Director
(Principal Financial Officer)

POWER OF ATTORNEY
The undersigned, an officer and director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Michael G. Rippey, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2018 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of February 2019.

Signature: /s/ Katherine T. Gates
Name: Katherine T. Gates
Title: Senior Vice President,
General Counsel,
Chief Compliance Officer and Director

POWER OF ATTORNEY
The undersigned, an officer and director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Michael G. Rippey, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2018 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of February 2019.

Signature: /s/ Michael G. Rippey
Name: Michael G. Rippey
Title: Chairman, President, and
Chief Executive Officer
(Principal Executive Officer)

POWER OF ATTORNEY
The undersigned, an officer of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Michael G. Rippey, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2018 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of February 2019.

Signature: /s/ Allison S. Lausas
Name: Allison S. Lausas
Title: Vice President, Finance and Controller
(Principal Accounting Officer)

POWER OF ATTORNEY
The undersigned, an officer and director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Michael G. Rippey, Fay West and Katherine T. Gates, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below, the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2018 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 15th day of February 2019.
Signature: /s/ P.Michael Hardesty
Name: P. Michael Hardesty
Title: Senior Vice President, Sales and
Commercial Operations, Terminals and
International Coke and Director